oGOF SAIP

                        SUPPLEMENT DATED JANUARY 1, 1998
                         TO THE STATEMENTS OF ADDITIONAL
                                 INFORMATION OF
                               FRANKLIN VALUE FUND
                               DATED MARCH 1, 1997
                        FRANKLIN MUTUAL SERIES FUND INC.
                               DATED MAY 1, 1997,
                           AS AMENDED AUGUST 19, 1997

The statement of additional information is amended to replace the second paragraph in the section "The Rule 12b-1 Plans," found under "The Fund's Underwriter," with the following:

 The Class I Plan. Under the Class I plan, the Fund may pay up to a maximum of 0.35% per year of Class I's average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares. Of this amount, the Fund may reimburse up to 0.35% to Distributors or others, out of which 0.10% will generally be retained by Distributors for its distribution expenses.